Exhibit 99.1

May 1, 2025

Zeta Global Reports 15th Straight “Beat and Raise” Quarter

•
Delivered revenue of $264M, an increase of 36% Y/Y
•
Grew Scaled Customer count to 548, an increase of 21 Q/Q, up 19% Y/Y, and Super Scaled Customer count to 159, an increase of 11 Q/Q, up 10% Y/Y
•
Expanded quarterly Scaled Customer ARPU 12% Y/Y to $467K
•
Generated net cash provided by operating activities of $35M, an increase of 41% Y/Y, and Free Cash Flow of $28M, an increase of 87% Y/Y

NEW YORK – Zeta Global (NYSE: ZETA), the AI Marketing Cloud, today announced financial results for the first quarter ended March 31, 2025.

“Our commitment to delivering predictable, profitable and measurable ROI is driving continued market share gains and has contributed to our 15th consecutive “beat and raise” quarter,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta. “Our focus on AI innovation, highlighted by our recent launch of AI Agent Studio, enhances our ability to provide greater value for customers, particularly important in an environment where marketers are under pressure to deliver measurable results and do more with less.”

“Given our first quarter outperformance, strong pipeline, and second quarter visibility, we are raising our second quarter and full-year guidance,” said Chris Greiner, Zeta’s CFO. “While our momentum supports a larger raise, we’re taking a disciplined and conservative approach in light of the ongoing macro uncertainty.”

First Quarter 2025 Highlights

•
Total revenue of $264 million, increased 36% Y/Y.
•
Scaled Customer count increased to 548 from 527 in 4Q’24 and 460 in 1Q’24.
•
Super-Scaled Customer count increased to 159 from 148 in 4Q’24 and 144 in 1Q’24.
•
Quarterly Scaled Customer ARPU of $467,000, increased 12% Y/Y.
•
Quarterly Super-Scaled Customer ARPU of $1.38 million, increased 23% Y/Y.
•
Direct platform revenue mix of 73% of total revenue, compared to 74% in 4Q’24, and 67% in 1Q’24.
•
GAAP cost of revenue percentage of 39.1%, an improvement of 90 basis points Q/Q, and 30 basis points Y/Y.
•
GAAP net loss of $22 million, or 8% of revenue, driven primarily by $42 million of stock-based compensation.

The net loss in 1Q’24 was $40 million, or 20% of revenue.

•
GAAP loss per share of $0.10, compared to a loss per share of $0.23 in 1Q’24.
•
Net cash provided by operating activities of $35 million, compared to $25 million in 1Q’24.
•
Free Cash Flow1 of $28 million, compared to $15 million in 1Q’24.
•
Repurchased $25 million worth of shares through our share repurchase program.
•
Adjusted EBITDA1 of $46.7 million, increased 53% Y/Y compared to $30.5 million in 1Q’24.
•
Adjusted EBITDA margin1 of 17.7%, compared to 15.6% in 1Q’24.

—————————————

1 Free Cash Flow, Adjusted EBITDA, and Adjusted EBITDA margin are not measures of financial performance prepared in accordance with GAAP. See “Non-GAAP Measures” for more information and, where applicable, reconciliations to the most directly comparable GAAP financial measures at the end of this release.

Guidance*

Second Quarter 2025

•
Increasing revenue guidance to a range of $295 million to $298 million, up $2 million at the midpoint from the prior guidance of $295 million. The revised guidance represents a year-over-year increase of 30% to 31%.
•
Increasing Adjusted EBITDA guidance to a range of $54.6 million to $55.2 million, up $500 thousand at the midpoint from the prior guidance of $54.4 million. The revised guidance represents a year-over-year increase of 42% to 43% and an Adjusted EBITDA margin of 18.3% to 18.7%.

Full Year 2025

•
Increasing revenue guidance to a range of $1,237 million to $1,247 million, up $2 million at the midpoint from the prior guidance of $1,240 million. Revised guidance represents a year-over-year increase of 23% to 24%.
•
Increasing Adjusted EBITDA to a range of $257.5 million to $259.5 million, up $2 million at the midpoint from the prior guidance of $256.5 million. Revised guidance represents a year-over-year increase of 33% to 34% and an Adjusted EBITDA margin of 20.6% to 21.0%.
•
Increasing Free Cash Flow guidance to a range of $129.5 million to $133.5 million up $2 million at the midpoint from the prior guidance of $129.5 million.
•
Expect stock-based compensation to be $190 million.

* This press release does not include a reconciliation of forward-looking Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow to forward-looking GAAP net income (loss), net income (loss) margin, or net cash provided by operating activities, respectively, because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

Investor Conference Call and Webcast

Zeta will host a conference call today, Thursday, May 1, 2025, at 4:30 p.m. Eastern Time to discuss financial results for the first quarter 2025. A supplemental earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://investors.zetaglobal.com/) where they will remain available for one year.

About Zeta

Zeta Global (NYSE: ZETA) is the AI Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the earnings call that are not statements of historical fact, including statements about our 2025 guidance, anticipated market share growth, the impacts of our prior investments on accelerating the timing of the marketing cloud replacement cycle, our products capabilities to provide strong investment returns to our customers, our strong competitive position, visibility of our current and new customers, expansion of existing customers, the capabilities of AI and Zeta’s platform, the acceleration of the digital transformation and our business, any future share repurchases under our existing share repurchase plan and adoption of future share repurchase plans, and the growth and expansion of AI and the Zeta Marketing Platform, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results.

The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: global supply chain disruptions; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond Zeta’s control; increases in our borrowing costs as a result of changes in interest rates and other factors; the impact of inflation, tariffs and changes in global trade policies on us and on our customers; potential fluctuations in our operating results, which could make our future operating results difficult to predict; underlying circumstances, including cash flows, cash position, financial performance, market conditions and potential acquisitions; prevailing stock prices, general economic and market condition; the impact of future pandemics, epidemics and other health crises on the global economy, our customers, employees and business; domestic and international political and geopolitical conditions or uncertainty, including political or civil unrest or changes in trade policy; our ability to innovate and make the right investment decisions in our product offerings and platform; the impact of new generative AI capabilities and the proliferation of AI on our business; our ability to attract and retain customers, including our scaled and super-scaled customers; our ability to manage our growth effectively; our ability to identify and integrate acquisitions or strategic investments; our ability to collect and use data online; the standards that private entities and inbox service providers adopt in the future to regulate the use and delivery of email may interfere with the effectiveness of our platform and our ability to conduct business; a significant inadvertent disclosure or breach of confidential and/or personal information we process, or a security breach of our or our customers’, suppliers’ or other partners’ computer systems; and any disruption to our third-party data centers, systems and technologies. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The first quarter and full year 2025 guidance provided herein are based on Zeta’s current estimates and assumptions and are not a guarantee of future performance. The guidance is subject to significant risks and uncertainties, including the risk factors discussed in the Company's reports on file with the Securities and Exchange Commission (“SEC”), that could cause actual results to differ materially. There can be no assurance that the Company will achieve the results expressed by this guidance or the targets.

Availability of Information on Zeta’s Website and Social Media Profiles

Investors and others should note that Zeta routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Zeta investor relations website at https://investors.zetaglobal.com (“Investors Website”). We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Investors Website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Zeta to review the information that it shares on the Investors Website and to regularly follow our social media profile links located at the bottom of the page on www.zetaglobal.com. Users may automatically receive email alerts and other information about Zeta when enrolling an email address by visiting "Investor Email Alerts" in the "Resources" section of the Investors Website.

Social Media Profiles:

www.x.com/zetaglobal

www.facebook.com/ZetaGlobal/

www.linkedin.com/company/zetaglobal

www.instagram.com/zetaglobal/

The Following Definitions Apply to the Terms Used Throughout this Release, the Supplemental Earnings Presentation and Investor Conference Call

•
Direct Platform and Integrated Platform: When the Company generates revenues entirely through the Company platform, the Company considers it direct platform revenue. When the Company generates revenue by leveraging its platform’s integration with third parties, it is considered integrated platform revenue.
•
Cost of revenue (excluding depreciation and amortization): Cost of revenue excludes depreciation and amortization and consists primarily of media and marketing costs and certain employee-related costs. Media and marketing costs consist primarily of fees paid to third-party publishers, media owners or managers, and strategic partners that are directly related to a revenue-generating event. We pay these third-party publishers, media owners or managers and strategic partners on a revenue-share, a cost-per-lead, cost-per-click, or cost-per-thousand-impressions basis. Employee-related costs included in cost of revenues include salaries, bonuses, commissions, stock-based compensation and employee benefit costs primarily related to individuals directly associated with providing services to our customers.
•
Scaled Customers: We define scaled customers as customers from which we generated at least $100,000 in revenue on a trailing twelve-month basis. We calculate the number of scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.
•
Super-Scaled Customers: We define super-scaled customers, which is a subset of Scaled Customers, as customers from which we generated at least $1,000,000 in revenue on a trailing twelve-month basis. We calculate the number of super-scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the super-scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.
•
Scaled Customer ARPU: We calculate the scaled customer average revenue per user (“ARPU”) as revenue for the corresponding period divided by the number of scaled customers at the end of that period. We believe that scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business.
•
Super-Scaled Customer ARPU: We calculate the super-scaled customer ARPU as revenue for the corresponding period divided by the number of super-scaled customers at the end of that period. We believe that super-scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business.

Non-GAAP Measures

In order to assist readers of our consolidated financial statements in understanding the core operating results that our management uses to evaluate the business and for financial planning purposes, we describe our non-GAAP measures below. We believe these non-GAAP measures are useful to investors in evaluating our performance by providing an additional tool for investors to use in comparing our financial performance over multiple periods.

•
Adjusted EBITDA is a non-GAAP financial measure defined as net income / (loss) adjusted for interest expense, depreciation and amortization, stock-based compensation, income tax (benefit) / provision, acquisition-related expenses, restructuring expenses, change in fair value of warrants and derivative liabilities, certain dispute settlement expenses, gain on extinguishment of debt, certain non-recurring capital raise related (including initial public offering (“IPO”)) expenses, including the payroll taxes related to vesting of restricted stock and restricted stock units upon the completion of the IPO, and other expenses. Acquisition-related expenses and restructuring expenses primarily consist of professional services fees, severance and other employee-related costs, which may vary from period to period depending on the timing of our acquisitions and restructuring activities and distort the comparability of the results of operations. Change in fair value of warrants and derivative liabilities is a non-cash expense related to periodically recording “mark-to-market” changes in the valuation of derivatives and warrants. Other expenses consist of non-cash expenses such as changes in fair value of acquisition-related liabilities, gains and losses on extinguishment of acquisition-related liabilities, gains and losses on sales of assets and foreign exchange gains and losses. In particular, we believe that the exclusion of stock-based compensation, certain dispute settlement expenses and non-recurring capital raise related (including IPO) expenses that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. We exclude these charges because these expenses are not reflective of ongoing business and operating results.
•
Adjusted EBITDA margin is a non-GAAP financial measure defined as Adjusted EBITDA divided by the total revenues for the same period.
•
Free Cash Flow is a non-GAAP financial measure defined as cash from operating activities, less capital expenditures and website and software development costs, adjusted for the effect of exchange rates on cash and cash equivalents.

Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow provide us with useful measures for period-to-period comparisons of our business as well as comparison to our peers. We believe that these non-GAAP financial measures are useful to investors in analyzing our financial and operational performance. Nevertheless our use of Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under GAAP. Other companies may calculate similarly-titled non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial performance measures, including revenues and net income / (loss).

We calculate forward-looking Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow based on internal forecasts that omit certain amounts that would be included in forward-looking GAAP net income / (loss). We do not attempt to provide a reconciliation of forward-looking Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow guidance and targets to forward looking GAAP net income / (loss), GAAP net income / (loss) margin or GAAP cash flows from operating activities, respectively, because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts. Further, we believe that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.

Contacts:

Investor Relations

Matt Pfau

ir@zetaglobal.com

Press

Candace Dean

press@zetaglobal.com

Zeta Global Holdings Corp.

Condensed Unaudited Consolidated Balance Sheets

(In thousands, except shares, per share and par values)

	As of
	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$364,398	$366,157
Accounts receivable, net of allowance of $4,381 and $4,291 as of March 31, 2025 and December 31, 2024, respectively	223,759	235,227
Prepaid expenses	11,088	13,348
Other current assets	2,538	1,808
Total current assets	$601,783	$616,540
Non-current assets:
Property and equipment, net	$8,950	$8,856
Website and software development costs, net	29,029	28,949
Right-to-use assets - operating leases, net	9,524	8,806
Intangible assets, net	105,038	115,180
Goodwill	325,999	325,992
Deferred tax assets, net	835	619
Other non-current assets	6,407	6,431
Total non-current assets	$485,782	$494,833
Total assets	$1,087,565	$1,111,373
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$32,535	$43,665
Accrued expenses	115,318	121,400
Acquisition-related liabilities	13,803	12,727
Deferred revenue	6,016	10,348
Other current liabilities	13,104	11,197
Total current liabilities	$180,776	$199,337
Non-current liabilities:
Long-term borrowings	$196,487	$196,288
Acquisition-related liabilities	23,658	29,137
Other non-current liabilities	10,047	9,810
Total non-current liabilities	$230,192	$235,235
Total liabilities	$410,968	$434,572
Stockholders’ equity:
Class A Common Stock $0.001 per share par value, up to 3,750,000,000 shares authorized, 211,966,946 and 213,175,179 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	$212	$213
Class B Common Stock $0.001 per share par value, up to 50,000,000 shares authorized, 24,095,071 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	24	24
Additional paid-in capital	1,728,303	1,706,885
Accumulated deficit	(1,049,908)	(1,028,308)
Accumulated other comprehensive loss	(2,034)	(2,013)
Total stockholders’ equity	$676,597	$676,801
Total liabilities and stockholders' equity	$1,087,565	$1,111,373

Condensed Unaudited Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except shares and per share amounts)

	Three months ended March 31,
	2025	2024
Revenues	$264,419	$194,947
Operating expenses:
Cost of revenues (excluding depreciation and amortization)	103,488	76,873
General and administrative expenses	54,037	48,806
Selling and marketing expenses	75,369	71,415
Research and development expenses	26,799	19,986
Depreciation and amortization	17,687	13,741
Restructuring expenses	3,152	—
Total operating expenses	$280,532	$230,821
Loss from operations	(16,113)	(35,874)
Interest expense, net	331	2,625
Other expenses	3,512	671
Total other expenses	$3,843	$3,296
Loss before income taxes	(19,956)	(39,170)
Income tax provision	1,644	396
Net loss	$(21,600)	$(39,566)
Other comprehensive loss:
Foreign currency translation adjustment	21	50
Total comprehensive loss	$(21,621)	$(39,616)
Net loss per share
Net loss available to common stockholders	$(21,600)	$(39,566)
Basic loss per share	$(0.10)	$(0.23)
Diluted loss per share	$(0.10)	$(0.23)
Weighted average number of shares used to compute net loss per share
Basic	212,558,050	171,234,353
Diluted	212,558,050	171,234,353

The Company recorded stock-based compensation under respective lines of the above condensed unaudited consolidated statements of operations and comprehensive loss:

	Three months ended March 31,
	2025	2024
Cost of revenues (excluding depreciation and amortization)	$261	$271
General and administrative expenses	15,419	18,899
Selling and marketing expenses	19,545	26,550
Research and development expenses	6,762	6,918
Total	$41,987	$52,638

Condensed Unaudited Consolidated Statements of Cash Flows

(In thousands)

	Three months ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(21,600)	$(39,566)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	17,687	13,741
Stock-based compensation	41,987	52,638
Deferred income taxes	(235)	(20)
Change in fair value of acquisition-related liabilities	3,460	504
Others, net	(519)	(42)
Change in non-cash working capital (net of acquisitions):
Accounts receivable	11,397	9,622
Prepaid expenses	2,219	(1,279)
Other current assets	(730)	339
Other non-current assets	15	(414)
Deferred revenue	(4,336)	1,026
Accounts payable	(11,053)	(10,727)
Accrued expenses and other current liabilities	(3,728)	(1,459)
Other non-current liabilities	235	303
Net cash provided by operating activities	$34,799	$24,666
Cash flows from investing activities:
Capital expenditures	(2,736)	(5,811)
Website and software development costs	(4,155)	(3,643)
Acquisitions and other investments, net of cash acquired	(530)	—
Net cash used for investing activities	$(7,421)	$(9,454)
Cash flows from financing activities:
Cash paid for acquisition-related liabilities	(3,667)	(2,173)
Proceeds from credit facilities, net of issuance cost	6,250	11,250
Exercise of options	123	434
Repurchase of shares	(25,882)	(3,444)
Repayments against the credit facilities	(6,250)	(11,250)
Net cash used for financing activities	$(29,426)	$(5,183)
Effect of exchange rate changes on cash and cash equivalents	289	(112)
Net (decrease) / increase in cash and cash equivalents	$(1,759)	$9,917
Cash and cash equivalents, beginning of period	366,157	131,732
Cash and cash equivalents, end of period	$364,398	$141,649
Supplemental cash flow disclosures including non-cash activities:
Cash paid for interest, net	$1,450	$2,720
Cash paid for income taxes, net	$376	$386
Liability established in connection with acquisitions	$3,460	$504
Capitalized stock-based compensation as website and software development	$651	$1,091
Shares issued in connection with acquisitions and other agreements	$3,667	$—
Right-to-use assets established	$1,677	$883
Operating lease liabilities established	$1,677	$883
Non-cash consideration for website and software development	$427	$430

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands)

The following table reconciles adjusted EBITDA and adjusted EBITDA margin to net loss and net loss margin, respectively, the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three months ended March 31,
	2025	2024
Net loss	$(21,600)	$(39,566)
Net loss margin	(8.2)%	(20.3)%
Add back:
Depreciation and amortization	17,687	13,741
Restructuring expenses	3,152	—
Stock-based compensation	41,987	52,638
Other expenses	3,512	671
Interest expense, net	331	2,625
Income tax provision	1,644	396
Adjusted EBITDA	$46,713	$30,505
Adjusted EBITDA margin	17.7%	15.6%

The following table reconciles net cash provided by operating activities in the Condensed Unaudited Consolidated Statements of Cash Flows to Free Cash Flow:

	Three months ended March 31,
	2025	2024
Net cash provided by operating activities	$34,799	$24,666
Capital expenditures	(2,736)	(5,811)
Website and software development costs	(4,155)	(3,643)
Effect of exchange rate changes on cash and cash equivalents	289	(112)
Free Cash Flow	$28,197	$15,100